                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                January 12, 2001
                                (Date of report)

                            VIANET TECHNOLOGIES, INC.

              Delaware                033-55254-19               87-434285
       (State of Incorporation) (Commission File Number)     (IRS Employer ID)


                         6509 Windcrest Drive, Suite 160
                                 Plano, TX 75024
                    (Address of Principle Executive Offices)

                                 (972) 543-2700
                         (Registrant's Telephone Number)

Vianet Technologies, Inc. (the "Company") initially filed a Current Report on Form 8-K with the Securities and Exchange Commission on January 12, 2001, which is hereby amended by this Form 8-K/A to comply with Item 7 of Form 8-K and the provisions of Rule 3-05 of Regulation S-X.

ITEM 2.  Business Disposition

On January 12, 2001, Vianet Technologies, Inc. (the "Company") entered into a Purchase Agreement (the "Agreement") with Vida Technologies, Inc. ("Vida Technologies") under the terms of which the Company agreed to convey (i) all of it's ownership and exclusive rights to all intellectual property related to the Company's wholly-owned subsidiary, Vianet Access, Inc. ("Vianet Access"), and
(ii) the fiber optic product lines of the Company and Vianet Access, to Vida Technologies. Vida Technologies is a Texas corporation controlled by former employees of Vianet Access. The Agreement also provides that Vianet Access shall assign its existing agreements with iTouch Communications, Inc. and Huawei Technologies, Ltd. to Vida Technologies, that the Company shall provide Vida Technologies with use of its facilities for a period of 90 days, and that Vida Technologies shall have the option to purchase all assets of Vianet Access from the Company for a period of six months at a price to be mutually agreed upon by both parties. In addition, the Company has agreed to lift the restrictions on the stock certificates issued pursuant to the Agreement and Plan of Merger by and among Vianet Technologies, Inc., Vianet Access, Inc., PSI Communications, Inc., et. al. dated December 30, 1999. Finally, under the terms of the Agreement, Vianet Access shall assign its executive employment agreements to Vida Technologies, which agreements provided for aggregate salaries of $375,000 per annum and contained provisions that required payment of six months of salaries in the event of termination.

As a result of the foregoing transaction, the Company expects to record an additional loss of approximately $1,251,000 in the fourth quarter ended December 31, 2000.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         A) Pro Forma Financial Information (Unaudited) filed herein are as follows:

            1. Pro Forma Consolidated Balance Sheet of Vianet Technologies, Ltd. as of September 30, 2000
            2. Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2000
            3. Pro Forma Consolidated Statement of Operations for the period ended December 31, 1999
         B)       Exhibits:
                  Appendix A: Purchase Agreement dated January 12, 2001 by and between Vianet Technologies, Inc., Vianet Access, Inc. and Vida Technologies, Inc.

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                            Vianet Technologies, Inc.

                            (Registrant)

                            /s/ Peter Leighton                  March 30, 2001
                            -----------------------------     ------------------
                               By: Peter Leighton                    Date
                                   CFO

The following unaudited pro forma financial statements have been prepared as if the disposition of Vianet Access by the Company had occurred on the first day of the periods presented in the pro forma statements of operations and as at September 30, 2000 in the pro forma balance sheet. The pro forma financial information is based on the historical financial statements of the Company and gives effect to the disposition as stated above. The pro forma financial statements should be read in conjunction with the historical financial statements of the Company and should not be considered to be a representation of actual results that would have occurred if the transaction had occurred on the dates indicated.

VIANET TECHNOLOGIES, INC. AND SUBSIDIARIES
Proforma -Consolidated Balance Sheet
September 30, 2000
Unaudited

                                                     Vianet
                                                 Technologies,
                                                     Inc. &
                                                  Subsidiaries         Vianet Access
                                                  (Historical)          (Historical)          Proforma
                                                      (1)                    (2)             Adjustments              Proforma
                                               -------------------     ----------------    ----------------       -----------------
Current Assets:
   Cash and cash equivalents                        $   1,787,471            $  72,981             $     -             $ 1,714,490
   Accounts receivable, net of allowances                  14,616                    -                   -                  14,616
   Inventories                                            175,508              175,508                   -                       -
   Receivable from related parties                        412,067                    -                   -                 412,067
   Prepaid and other current assets                       100,293                6,875                   -                  93,418
                                               -------------------     ----------------    ----------------       -----------------
   Total Current Assets                                 2,489,955              255,364                   -               2,234,591
                                               -------------------     ----------------    ----------------       -----------------

Property and Equipment, net                               863,251              147,638                   -                 715,613
                                               -------------------     ----------------    ----------------       -----------------

Other Assets:
  Intangibles arising from acquisitions, net            4,743,986            1,407,239                   -               3,336,747
  Technology licenses, net                                749,060                    -                   -                 749,060
  Capitalized software, net                               258,799                    -                   -                 258,799
  Notes receivable from Develcon, net                           -                    -                   -                       -
  Other                                                   206,500                    -                   -                 206,500
                                               -------------------     ----------------    ----------------       -----------------
                                                        5,958,345            1,407,239                   -               4,551,106
                                               -------------------     ----------------    ----------------       -----------------
                                                       $9,311,551           $1,810,241            $      -             $ 7,501,310
                                               ===================     ================    ================       =================

Current Liabilities:
  Current portion of long-term debt                     $   7,495              $     -            $      -               $   7,495
  Accounts payable and accruals                         2,406,916              354,496                   -               2,052,420
  Note payable to Vianet Technologies,Inc.                      -            2,910,073           2,910,073  (3)                  -
  Convertible notes payable                               555,000                    -                   -                 555,000
  Demand notes payable                                     50,000                    -                   -                  50,000
  Note payable - bank                                   1,000,000                    -                   -               1,000,000
  Loans payable- related parties                           86,595                    -                   -                  86,595
                                               -------------------     ----------------    ----------------       -----------------
  Total current liabilities                             4,106,006            3,264,569           2,910,073               3,751,510
                                               -------------------     ----------------    ----------------       -----------------

Convertible Notes Payable (noncurrent)                  1,125,000                    -                   -               1,125,000
                                               -------------------     ----------------    ----------------       -----------------

Shareholders' Equity (Deficit)
  Common shares                                            24,333                1,042               1,042  (4)             24,333
  Subscription receivable                                   (500)                    -                   -                   (500)
  Additional paid-in capital                           31,461,869              721,258             721,258  (4)         31,461,869
  Warrants issued                                      10,717,050                    -                   -              10,717,050
  Unearned fees                                         (186,458)                    -                   -               (186,458)
  Accumulated deficit                                (37,935,749)          (2,176,628)         (3,632,373)  (5)       (39,391,494)
                                               -------------------     ----------------    ----------------       -----------------
  Total Shareholders' Equity (Deficit)                  4,080,545          (1,454,328)         (2,910,073)               2,642,800
                                               -------------------     ----------------    ----------------       -----------------
                                                     $  9,311,551          $ 1,810,241             $     -             $ 7,501,310
                                               ===================     ================    ================       =================

Notes to Proforma Consolidated Balance Sheet - September 30, 2000

(1)      As reported on the Company's 10-Q as at September 30, 2000.

(2) Assets and liabilities of Vianet Access, Inc. (Access) as of September 30, 2000 (unaudited).

(3)      Payable by Access to Vianet of $2,910,073.

(4) Common stock and Additional paid-in Capital of Access of $1,042 and $721,258, respectively.

(5)      Net Equity Adjustment:
          Note Payable                                        (2,910,073) (3)
          Common stock                                            (1,042) (4)
          Additional paid-in Capital of Access                  (721,258) (4)
                                                            ------------
                                                            $ (3,632,373)
                                                            ============

Vianet Technologies, Inc. and Subsidiaries
Proforma Statement of Operations
Nine Months Ended September 30, 2000
Unaudited

                                                        Vianet
                                                  Technologies, Inc.
                                                    & Subsidiaries         Vianet Access
                                                     (Historical)          (Historical)          Proforma
                                                          (1)                    (2)            Adjustments          Proforma
                                                  --------------------  ------------------- ------------------   -----------------
Revenue:
  Net sales                                               $   647,858            $  169,358          $      -         $   478,500
  Interest and other income                                   145,308                     -                 -             145,308
                                                  --------------------  -------------------   ----------------   -----------------
                                                              793,166               169,358                 -             623,808
                                                  --------------------  -------------------   ----------------   -----------------

Costs and Expenses:
  Cost of goods sold                                          164,862               157,955                 -               6,907
  Selling, General and administrative                       8,570,139             1,853,764                 -           6,716,375
  Research and development                                  2,937,769               289,998                 -           2,647,771
  Provision for loss - Develcon                             2,386,386                     -                 -           2,386,386
  Depreciation and amortization                             2,121,816               532,846                 -           1,588,970
  Interest                                                    404,154                     -                 -             404,154
                                                  --------------------  -------------------   ----------------   -----------------
                                                           16,585,126             2,834,563                 -          13,750,563
                                                  --------------------  -------------------   ----------------   -----------------

Net Loss                                               $ (15,791,960)         $ (2,665,205)          $      -       $(13,126,755)
                                                  ====================  ===================   ================   =================


                                                  --------------------                                           -----------------
Loss per share - basic and diluted                        $    (0.77)                                                 $    (0.64)
                                                  ====================                                           =================

Weighted average number of shares outstanding              20,572,832                                                  20,572,832
                                                  ====================                                           =================

Notes to Proforma Financial statements

(1)     As reported on the Company's 10-Q as at September 30, 2000.
(2) Revenue, costs and expenses of Access (Acquisition date to September 30, 2000) included in (1) - unaudited.

Vianet Technologies, Inc. and Subsidiaries
Proforma Statement of Operations
Period from January 1, 1999 to December 31, 1999
Unaudited

                                                      Vianet
                                                 Technologies, Inc.
                                                   & Subsidiaries        Vianet Access
                                                    (Historical)         (Historical)            Proforma
                                                         (1)                   (2)              Adjustments          Proforma
                                                 -------------------  --------------------   ----------------   -----------------
Revenue:
  Net sales                                               $   55,752             $      -            $      -          $   55,752
  Interest and other income                                  110,390                    -                   -             110,390
                                                 -------------------  --------------------    ----------------   -----------------
                                                             166,142                    -                   -             166,142
                                                 -------------------  --------------------    ----------------   -----------------

Costs and Expenses:
  Cost of goods and services sold                             21,604                    -                   -              21,604
  Selling, General and administrative                      5,208,109                    -                   -           5,208,109
  Research and development                                   412,404                    -                   -             412,404
  In-process research and development                      7,262,683                    -                   -           7,262,683
  Depreciation and amortization                              454,421                    -                   -             454,421
  Interest                                                   269,897                    -                   -             269,897
                                                 -------------------  --------------------    ----------------   -----------------
                                                          13,629,118                    -                   -          13,629,118
                                                 -------------------  --------------------    ----------------   -----------------

Loss from Continuing Operations                       $ (13,462,976)             $      -            $      -      $ (13,462,976)

Loss from Disontinued Operations:

  Operating loss                                         (3,631,805)                    -                   -         (3,631,805)
  Loss on disposal                                       (4,557,151)                    -                   -         (4,557,151)
                                                 -------------------  --------------------    ----------------   -----------------
Loss from Disontinued Operations                         (8,188,956)                    -                             (8,188,956)
                                                 -------------------  --------------------    ----------------   -----------------

Net Loss                                              $ (21,651,932)             $      -             $     -      $ (21,651,932)
                                                 ===================  ====================    ================   =================


Loss per share - basic and diluted:
Continuing Operations                                    $    (2.56)                                                  $    (2.56)
Discontinued Operations                                       (1.56)                                                       (1.56)
                                                 -------------------                                             -----------------
Loss per share - basic and diluted                       $    (4.12)                                                  $    (4.12)
                                                 ===================                                             =================
Weighted average number of shares outstanding             5,260,193                                                    5,260,193
                                                 ===================                                             =================

Notes to Proforma Financial statements

(1)     As reported on the Company's 10-K as at December 31, 1999.
(2) Revenue, costs and expenses of Access for the year ended December 31, 1999 included in (1) - unaudited.

Appendix A:


                               PURCHASE AGREEMENT

         AGREEMENT (the "Agreement") entered into on this 12th day of January 2001 by and between VIANET TECHNOLOGIES, INC., a Delaware Corporation ("Vianet"), VIANET ACCESS, INC., a Delaware Corporation and a wholly owned subsidiary of Vianet ("ACCESS"), and VIDA TECHNOLOGIES, INC., a Texas Corporation ("VIDA "). Vianet, Access, and Vida are referred to collectively herein as the "Parties".

         WHEREAS, Vianet is in the business of developing, licensing, marketing and selling fiber optic technology and products;

         WHEREAS, Vida wishes to acquire the ownership and exclusive rights to all Access Intellectual Property (as defined herein) related to the fiber optic technology.

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

1. Intellectual Property. Vianet and Access shall convey and Vida shall acquire all ownership and exclusive rights to all Intellectual Property related to Access and the fiber optic product lines of Vianet and Access. "Intellectual Property" shall be defined (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (f) all computer software (including data and related documentation), (g) all other proprietary rights, and (h) all copies and tangible embodiments thereof (in whatever form or medium). Vida shall have the unrestricted right to modify, add to, sell, trade, this Intellectual Property in the future. Vianet shall provide and give this Intellectual Property to Vida within 5 business days after the execution of this Agreement.

2. Relationships. Vida shall have the rights to call on, communicate with and otherwise transact business dealings with all existing and/or potential Access customers, manufacturers, vendors or other business relationships.

3. Existing agreements. The existing agreements with iTouch Communications, Inc. and Huawei Technologies, Ltd. shall be assigned to Vida.

4. Facilities. Vianet shall provide Vida use of its facilities located at 6509 Windcrest Dr., Plano, Texas for a period of 90 days. This shall include office space for up to 10 people as well as use of telephones, internet, computers. This shall also include the use of all Access' assets and all telecommunications related development equipment for the same 90 period.

5. Assets. Vida shall have the option to purchase all assets of Access from Vianet at a price to be mutually agreed upon by both parties. This option shall expire 6 months after execution of the Agreement.

6. Prior Agreements. Upon execution of this agreement the agreement between Vianet and "New Company" dated December 22, 2000 shall become null and void.

7. Stock. All Vianet stock certificates given in consideration for the Agreement and Plan of Merger by and among Vianet Technologies, Inc., Vianet Access, Inc., PSI Communications Inc., et. al. dated December 30, 1999 shall be removed from escrow, have the legends removed and made freely tradeable. Vianet agrees to execute any additional documentation required to facilitate this portion of the Agreement.

8. Accounts Payable. Vianet shall pay the outstanding invoices to iTouch Communications up to $5,000.

9. Employment Contracts. For the above consideration to Vida, identified in articles one (1) through eight (8) above, the Executive Employment Agreement between Vianet Access, Inc. and John Shaunfield, Sr. dated January 1, 2000 and the Executive Employment Agreement between Vianet Access, Inc. and Todd Grassi dated January 1, 2000 shall be assigned to Vida. Vianet and Access shall have no further liabilities thereunder.

10.  Miscellaneous.

         (a) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they relate in any way to the subject matter hereof.

         (b) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         (c) Headings. The headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         (d) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

         If to Vianet or Access:            Vianet Technologies, Inc.
                                            6509 Windcrest Dr. #160
                                            Plano, TX 75024
                                            Attn: Jeremy Posner
                                            Telecopier No.: (972) 608-0780

         If to Vida:                        Vida Technologies., Inc.
                                            3225 Monette Ln.
                                            Plano, TX, 75025
                                            Attn: John Shaunfield

         Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

         (e) Governing Law and Venue. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas, and that venue for any dispute hereunder shall lie in the federal or state courts of Dallas, Texas.

         (f) Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of all of the parties hereto.

         (g) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         (h) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. The word "including" shall mean including without limitation.

                                     *****

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first above written.

                                            VIANET TECHNOLOGIES, INC.,
                                            a Delaware Corporation


                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------


                                            VIANET ACCESS, INC.,
                                            a Delaware Corporation


                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------


                                            VIDA TECHNOLOGIES, INC.,
                                            a Texas corporation


                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------